Dreyfus Variable Investment Fund, Quality Bond Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                         Quality Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Dominick DeAlto, senior portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Quality Bond Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Dominick DeAlto, Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform during the period?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Quality Bond Portfolio produced a total return of -1.46%.(1) In addition, the portfolio provided an income dividend (per share) of $0.305 as well as an annualized distribution rate per share of 5.55% .(2) In comparison, the portfolio' s benchmark, the Merrill Lynch Domestic Master Index (Subindex D010), provided a total return of -1.52%.(3) The Lehman Brothers Aggregate Bond Index had a total return of -1.37% for the same time period.(4)

We attribute the portfolio's performance to our ability to harvest gains from some of our corporate and commercial mortgage-backed securities. At the same time, we took the opportunity to increase our allocation to U.S. Treasury securities, thereby enhancing the portfolio's overall liquidity.

Since March 1, 1999, the Team has initiated several modest changes to the portfolio' s investment strategy -- including increasing the liquidity of the portfolio -- which they believe will be able to further enhance performance.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income while attempting to preserve capital and maintain the portfolio' s liquidity. In doing so, the portfolio invests at least 80% of its assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations ("CMOs"), and asset-backed securities that, when purchased, are rated A or better or the unrated equivalent as determined by Dreyfus. The portfolio may also invest up to 10% of its net assets in foreign securities.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

In  addition,  the portfolio may invest in high-grade commercial paper issued by
U.S.   corporations,  certificates  of  deposit,  time  deposits  and  bankers'
acceptances as well as municipal obligations and zero coupon securities.

During the first three months of the period, the portfolio maintained a longer duration -- or higher sensitivity to interest rates -- versus its benchmark. However, beginning in April, we began to shorten our duration, primarily because we believed the Federal Reserve might increase short-term interest rates in response to fears of inflation, improving global economies and investors' willingness to take on incremental risk. This turned out to be a prudent move as the portfolio benefited from an environment characterized by rising interest rates. Furthermore, when the Federal Open Market Committee (FOMC) decided to raise short-term interest rates by 25 basis points on June 30, 1999, it prompted bond prices, which generally move inversely to interest rates, to fall.

What other factors influenced the portfolio's performance?

The majority of our gains during the period were realized within the corporate bond sector, the portfolio's largest weighting. Specifically, we profited from many of the same types of bonds that hurt us last fall. As global economies improved, so did their bonds, many of which we held in the portfolio. Additionally, when market sentiment turned mid-period to favor value-oriented type securities, we benefited by taking on meaningful positions in more domestic-oriented cyclical bonds -- that is, bonds issued by companies whose earnings are sensitive to changes in economic conditions. In particular, the portfolio' s overweight in such areas as chemicals, paper and forest products, energy and oil services served to boost its relative return.

Commercial mortgage-backed securities (CMBS) also provided positive results for the portfolio. The sector, which had sustained a great deal of damage from the fall, has since rebounded nicely. Gains in CMBS's were primarily driven by
climbing    real    estate    prices    and

again, investors' desire to take on higher levels of risk in order to earn higher yields. We reduced the portolio's exposure to this sector and boosted profits in doing so.

On the other hand, several factors held back the portfolio' s overall performance. First, while many corporate bonds provided strong returns for the portfolio, not all did. In some cases, we took losses, which served to hinder our returns.

What is the portfolio's current strategy?

Toward the end of the period, as our opinion of the spread sectors was tempered, we began trimming our corporate bond and commercial mortgage-backed security positions, choosing to take profits and use those assets to build up the portfolio's Treasury position for liquidity purposes. In doing so, we believe we have enabled the portfolio to maintain ready access to cash so that it can quickly take advantage of new investment opportunities.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

(3) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010) IS AN UNMANAGED PERFORMANCE BENCHMARK FOR PORTFOLIOS THAT INCLUDE U.S. GOVERNMENT, MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES RATED A OR BETTER.

(4) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)



                                                                                    Principal
BONDS AND NOTES--94.8%                                                             Amount ($)                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Asset-Backed--1.1%

Copelco Capital Funding,

  Asset-Backed Ctfs.,

   Ser. 1999-A, Cl. A5, 5.95%, 2004                                                    490,000  (a)                481,272

Peco Energy Transition Trust,

  Transition Bonds,

   Ser. 1999-A, Cl. A2, 5.63%, 2005                                                  1,000,000                     986,900

                                                                                                                 1,468,172

Banking--1.3%

Capital One Bank,

   Sr. Notes, 6.15%, 2001                                                            1,800,000                   1,781,658

Chemicals--1.1%

ICI Wilmington

  (Gtd. by Imperial Chemical Industries),

   Notes, 7.05%, 2007                                                                1,500,000                   1,467,448

Commercial Mortgage Pass-Through Ctfs.--7.4%

Asset Securitization,

   Ser. 1997-D5, Cl. A1D, 6.85%, 2041                                                2,000,000                   1,962,188

DLJ Mortgage Acceptance,

   Ser. 1997-CF2, Cl. B3, 6.99%, 2009                                                1,000,000  (a)                896,563

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH1, Cl. A2, 6.847%, 2031                                               2,000,000                   1,984,687

Merrill Lynch Mortgage Investors,

   Ser. 1995-C3, Cl. C, 7.339%, 2025                                                 2,200,000  (b)              2,230,899

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                     2,730,882                   2,764,158

                                                                                                                 9,838,495

Conglomerates--1.1%

Tyco International Group,

   Gtd. Notes, 7%, 2028                                                              1,600,000                   1,487,286

Electric Power--1.1%

Electric Lightwave,

   Notes, 6.05%, 2004                                                                1,500,000  (a)              1,456,473

Energy--1.4%

Conoco,

   Notes, 6.95%, 2029                                                                2,000,000                   1,873,676

Financial--1.4%

Associates Corp. of North America,

   Sr. Notes, 6.25%, 2008                                                            2,000,000                   1,902,146


                                                                                     Principal
BONDS AND NOTES (CONTINUED)                                                          Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Hotels & Motels--1.5%

Hyatt Equities,

   Notes, 6.8%, 2000                                                                 2,000,000  (a)              2,003,150

Industrial--.4%

Eastman Kodak,

   Deb., 9.95%, 2018                                                                   400,000                     506,668

Insurance--2.9%

Frank Russell,

   Notes, 5.625%, 2009                                                               1,500,000  (a)              1,364,250

Marsh & McLennan Cos.,

   Sr. Notes, 7.125%, 2009                                                           2,400,000                   2,418,106

                                                                                                                 3,782,356

Money Center Banks--1.5%

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                            2,000,000                   2,016,668

Oil & Gas Products/Services--1.0%

CMS Panhandle Holding,

   Sr. Notes, 7%, 2029                                                               1,400,000  (a)              1,297,642

Oil Services--1.4%

Petroleum Geo-Services,

   Sr. Notes, 7.125%, 2028                                                           2,000,000                   1,844,716

Paper & Forest Products--1.4%

International Paper,

   Deb., 6.875%, 2029                                                                2,000,000                   1,842,726

Railroad--1.5%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                          2,601,000                   1,959,466

Real Estate  Investment Trusts--1.1%

Reckson Operating Partnership,

   Notes, 7.75%, 2009                                                                1,500,000                   1,440,991

Residential Mortgage Pass-Through Ctfs.--11.8%

Chase Mortgage Finance,

   REMIC, Ser. 1998S3, Cl. B3, 6.5%, 2013                                              650,061  (a)                528,378

GE Capital Mortgage Services:

   REMIC, Ser. 1996-14, Cl. 2B1, 7.25%, 2011                                           734,555                     716,742

   REMIC, Ser. 1996-17, Cl. 2B1, 7.25%, 2011                                           699,110                     680,947

Nomura Asset Securities,

   Ser. 1998-D6, Cl. A3, 6.98%, 2028                                                 1,000,000  (b)                951,719

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                      Principal
BONDS AND NOTES (CONTINUED)                                                          Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Norwest Asset Securities:

   Ser. 1997-7, Cl. B1, 7%, 2027                                                     1,956,950                   1,809,513

   Ser. 1997-11, Cl. M, 7%, 2027                                                     2,461,010                   2,356,712

   Ser. 1997-16, Cl. M, 6.75%, 2027                                                  1,474,178                   1,381,880

   Ser. 1998-2, Cl. B1, 6.5%, 2028                                                   2,964,483                   2,625,346

   Ser. 1998-13, Cl. B5, 6.25%, 2028                                                   247,135  (a)                153,069

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                      342,950                     337,799

Residential Funding Mortgage Securities 1:

   Ser. 1997-S19, Cl. M1, 6.5%, 2012                                                 1,624,070                   1,519,756

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                 1,082,682                     995,028

   Ser. 1997-S21, Cl. M1, 6.5%, 2012                                                   938,462                     917,327

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                   625,422                     609,774

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                 147,371  (a)                124,580

                                                                                                                15,708,570

Restaurants--1.5%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                            2,000,000                   1,992,904

Retail--1.9%

Lowe's Cos.,

   Notes, 6.5%, 2029                                                                 1,500,000  (a)              1,338,395

Saks,

   Notes, 8.25%, 2008                                                                1,100,000                   1,146,709

                                                                                                                 2,485,104

U.S. Government Agencies--7.3%

FICO Coupon Strips,

   Ser. 1, Zero Coupon, 5/11/ 2000                                                      95,000                      90,681

Federal National Mortgage Association, Deb.,

   5.125%, 2/13/2004                                                                10,000,000                   9,591,430

                                                                                                                 9,682,111

U.S. Government Agency/Mortgage Backed--12.6%

Federal Home Loan Mortgage Association, REMIC Trust,

  Gtd. REMIC Pass-Through Ctfs.,

  Ser. 1916, Cl. P1, 7%, 12/15/2011

      (Interest Only Obligation)                                                     3,630,633  (c)                760,944


                                                                                     Principal
BONDS AND NOTES (CONTINUED)                                                          Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------


Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                   1,382,336                   1,372,195

   REMIC Trust,

      Gtd. REMIC Pass-Through Ctfs.,

      Ser. 1993-20, Cl. GC, 7%, 9/25/2019

        (Interest Only Obligation)                                                   2,121,428  (c)                360,706

Government National Mortgage Association I:

   7%, 8/15/2029                                                                     1,000,000  (d)                990,000

   7.5%, 8/15/2029                                                                   6,400,000  (d)              6,480,000

   8%, 9/15/2008                                                                       603,790                     621,710

   Project Loan,

      6.9%, 11/15/2038                                                               6,005,828                   6,017,059

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   5.5%, 5/20/2028                                                                      96,591                      97,677

                                                                                                                16,700,291

U.S. Government--30.0%

U.S. Treasury Bonds,

   5.25%, 2/15/2029                                                                  2,000,000                   1,795,760

U.S. Treasury  Notes:

   5.25%, 5/31/2001                                                                 16,000,000                  15,927,360

   5.25%, 5/15/2004                                                                 18,500,000                  18,202,705

   5.5%, 5/15/2009                                                                   4,000,000                   3,916,320

                                                                                                                39,842,145

Yankee--1.1%

Korea Electric Power,

   Deb., 7.75%, 2013                                                                 1,600,000                   1,450,146

Total Bonds and Notes

   (cost $127,567,933)                                                                                         125,831,008

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                    Principal
Short-Term Investments--11.1%                                                       Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Agency Discount Note;

Federal Farm Credit Bank,

  4.5%, 7/1/1999

   (cost $14,735,000)                                                               14,735,000                  14,735,000

Total Investments (cost $142,302,933)                                                   105.9%                 140,566,008

Liabilities, Less Cash and Receivables                                                   (5.9%)                 (7,792,389)

Net Assets                                                                              100.0%                 132,773,619

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 1999,
THESE SECURITIES AMOUNTED TO $9,643,772 OR 7.3% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

Assets ($):

Investments in securities--See Statement of
Investments                                           142,302,933   140,566,008

Cash                                                                    694,146

Receivable for investment securities sold                             8,413,759

Interest receivable                                                   1,230,711

Paydowns receivable                                                      13,412

Prepaid expenses and other assets                                        15,800

                                                                    150,933,836
--------------------------------------------------------------------------------

Liabilities ($):

Due to The Dreyfus Corporation and affiliates                            73,305

Payable for investment securities purchased                          17,920,480

Payable for shares of Beneficial Interest redeemed                      132,122

Accrued expenses                                                         34,310

                                                                     18,160,217
--------------------------------------------------------------------------------

Net Assets ($)                                                      132,773,619
--------------------------------------------------------------------------------

Composition of Net Assets ($):

Paid-in capital                                                     138,073,932

Accumulated undistributed investment income--net                        612,694

Accumulated net realized gain (loss) on investments                  (4,176,082)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (1,736,925)
--------------------------------------------------------------------------------

Net Assets ($)                                                      132,773,619
--------------------------------------------------------------------------------

Shares Outstanding

(unlimited number of $.001 par value
 shares of Beneficial Interest authorized)                           11,985,865

Net Asset Value, offering and redemption price per share ($)              11.08

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($):

Interest Income                                                      3,850,580

Expenses:

Investment advisory fee--Note 3(a)                                     399,538

Professional fees                                                       20,556

Prospectus and shareholders' reports                                    15,298

Custodian fees--Note 3(a)                                               14,215

Registration fees                                                        4,428

Trustees' fees and expenses--Note 3(b)                                     913

Shareholder servicing costs                                                818

Miscellaneous                                                            3,755

Total Expenses                                                         459,521

Investment Income--Net                                               3,391,059
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):

Net realized gain (loss) on investments                             (3,753,419)

Net unrealized appreciation (depreciation) on investments           (1,475,747)

Net Realized and Unrealized Gain (Loss) on Investments              (5,229,166)

Net (Decrease) in Net Assets Resulting from Operations              (1,838,107)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999    Year Ended
                                                  (Unaudited)  December 31, 1998
--------------------------------------------------------------------------------

Operations ($):

Investment income--net                              3,391,059      5,948,658

Net realized gain (loss) on investments            (3,753,419)     1,055,595

Net unrealized appreciation (depreciation)
   on investments                                  (1,475,747)    (1,773,317)

Net Increase (Decrease) in Net Assets

   Resulting from Operations                       (1,838,107)     5,230,936
-------------------------------------------------------------------------------

Dividends to Shareholders from ($):

Investment income--net                             (2,778,365)    (6,012,534)

Net realized gain on investments                          --      (1,826,296)

Total Dividends                                    (2,778,365)    (7,838,830)
--------------------------------------------------------------------------------

Beneficial Interest Transactions ($):

Net proceeds from shares sold                      26,187,970     44,681,117

Dividends reinvested                                2,778,365      7,838,830

Cost of shares redeemed                           (13,036,782)   (16,743,853)

Increase (Decrease) in Net Assets from

   Beneficial Interest Transactions                15,929,553     35,776,094

Total Increase (Decrease) in Net Assets            11,313,081     33,168,200
-------------------------------------------------------------------------------

Net Assets ($):

Beginning of Period                               121,460,538     88,292,338

End of Period                                     132,773,619    121,460,538

Undistributed investment income--net                  612,694            --
-------------------------------------------------------------------------------
Capital Share Transactions (Shares):

Shares sold                                         2,329,067      3,785,929

Shares issued for dividends reinvested                247,186        668,662

Shares redeemed                                    (1,153,102)    (1,421,510)

Net Increase (Decrease) in Shares Outstanding       1,423,151      3,033,081

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                      Six Months Ended
                                       June 30, 1999                          Year Ended December 31,
                                                            -----------------------------------------------------------------
                                         (Unaudited)        1998          1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                        11.50         11.73         11.50          11.81         10.53         11.81

Investment Operations:

Investment income--net                          .30           .67           .73            .66           .68           .73

Net realized and unrealized
   gain (loss) on investments                  (.47)         (.04)          .32           (.31)         1.42         (1.27)

Total from Investment Operations               (.17)          .63          1.05            .35          2.10          (.54)

Distributions:

Dividends from investment

   income--net                                 (.25)         (.68)         (.73)          (.66)         (.69)         (.73)

Dividends from net realized gain
   on investments                                --          (.18)         (.09)            --          (.13)         (.01)

Total Distributions                            (.25)         (.86)         (.82)          (.66)         (.82)         (.74)

Net asset value, end of period                11.08         11.50         11.73          11.50         11.81         10.53
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              (2.94)(a)      5.49          9.42           3.13         20.42          4.59
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
    average net assets                           .75(a)       .73           .75            .79           .81            --

Ratio of interest expense

   to average net assets                         --            --           .02            --             --            --

Ratio of net investment income
   to average net assets                        5.52(a)      5.74          6.27           5.86          6.13          7.03

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                       --           --             --            --            .04          1.20

Portfolio Turnover Rate                       262.42(b)    244.95        374.76         258.36        263.53         64.80
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               132,774      121,461        88,292         60,936        37,447        13,244

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments
The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $40 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $14,215 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $311,276,321 and $300,710,163, respectively.

At June 30, 1999, accumulated net unrealized depreciation on investments was $1,736,925, consisting of $684,704 gross unrealized appreciation and $2,421,629 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Variable

                        Investment Fund,

                        Quality Bond Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  120SA996